UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2025

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836
(Address of principal executive offices)			(Zip Code)

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 17, 2025, Murphy USA Inc. ("Murphy USA" or “the Company”) announced the departure of Galagher Jeff, Executive Vice President and Chief Financial Officer, effective October 14, 2025. Mr. Jeff’s departure from the Company is not the result of any disagreement with the Company regarding any matters related to its operations or otherwise related to the Company’s financial performance or condition.

Additionally, effective as of October 14, 2025, the Board of Directors of the Company (the “Board”) appointed Donald R. Smith Jr., current Vice President, Chief Accounting Officer and Treasurer, to also serve as the Company’s interim Chief Financial Officer. Mr. Smith, age 53, has been employed by Murphy USA since its 2013 spin-off from Murphy Oil Corporation, initially serving as Vice President and Controller (and designated as Chief Accounting Officer for reporting purposes). In 2024, Mr. Smith was also named as the Company’s Treasurer. Prior to his service at Murphy USA, Mr. Smith served in progressive roles for over 14 years at KPMG, LLP and departed from KPMG as a Senior Manager in the Audit and Assurance Practice.

There are no family relationships between Mr. Smith and any officer or director of the Company, or any other arrangement or understanding between Mr. Smith and any other person pursuant to which he was appointed as interim Chief Financial Officer. Mr. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

*Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	October 17, 2025	By: /s/ Gregory L. Smith
Gregory L. Smith
Vice President, General Counsel and Corporate Secretary